UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 6, 2015 (July 31, 2015)

Commission file number: 001-35653

Sunoco LP

(Exact name of registrant as specified in its charter)

Delaware	30-0740483
(State or other jurisdiction of	(IRS Employer
Incorporation or organization)	Identification No.)

555 East Airtex Drive

Houston, TX 77073

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (832) 234-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Acquisition of Shares of Capital Stock of Susser Holdings Corporation

On July 31, 2015, Sunoco LP (the “Partnership”) completed the previously announced acquisition contemplated by the Contribution Agreement dated as of July 14, 2015 (the “Contribution Agreement”) with Susser Holdings Corporation (the “Company”), Heritage Holdings, Inc. (“HHI”), ETP Holdco Corporation (“ETP Holdco” and together with HHI, the “Contributors” and each, a “Contributor”), Sunoco GP LLC, the general partner of the Partnership (the “General Partner”), and Energy Transfer Partners, L.P. (“ETP”). Pursuant to the terms of the Contribution Agreement, the Partnership acquired from the Contributors 100% of the issued and outstanding shares of capital stock of the Company (“Acquired Interests”) (the “Transaction”). Pursuant to the terms of the Contribution Agreement, ETP agreed to guarantee all of the obligations of the Contributors under the Contribution Agreement.

The Company operates retail convenience stores under its proprietary Stripes® and Sac-N-PacTM brands, primarily located in the Texas market with additional locations in New Mexico and Oklahoma, offering merchandise, food service, motor fuel and other services. Stripes® is a leading independent operator of convenience stores in Texas based on store count and retail motor fuel volumes sold. The Company’s operations also include wholesale consignment sales and transportation operations. Prior to the consummation of the Transaction, the Company indirectly owned 79,308 common units representing limited partner interests of the Partnership (“common units”) and 10,939,436 subordinated units representing limited partner interests of the Partnership (“subordinated units”), in the aggregate representing a 30.7% limited partner interest in the Partnership.

Subject to the terms and conditions of the Contribution Agreement, upon the closing of the Transaction the Partnership paid to the Contributors approximately $966.9 million in cash (“Cash Consideration”), subject to certain post-closing working capital adjustments set forth in the Contribution Agreement, and issued to the Contributors 21,978,980 Class B Units representing limited partner interests of the Partnership (“Class B Units”). The Class B Units are identical to the common units in all respects, except such Class B Units are not entitled to distributions payable with respect to the second quarter of 2015. The Class B Units will convert, on a one-for-one basis, into common units on the day immediately following the record date for the Partnership’s second quarter 2015 distribution. Pursuant to the terms of the Contribution Agreement, (i) the Company caused its wholly owned subsidiary to exchange its 79,308 common units for 79,308 Class A Units representing limited partner interests in the Partnership (“Class A Units”) and (ii) the 10,939,436 subordinated units held by wholly owned subsidiaries of the Company were converted into 10,939,436 Class A Units. The Class A Units are entitled to receive distributions on a pro rata basis with the common units, except that the Class A Units (a) do not share in distributions of cash to the extent such cash is derived from or attributable to any distribution received by the Partnership from Susser Petroleum Property Company LLC (“PropCo”), the Partnership’s indirect wholly owned subsidiary, the proceeds of any sale of the membership interests of PropCo, or any interest or principal payments received by the Partnership with respect to indebtedness of PropCo or its subsidiaries and (b) are subordinated to the common units during the subordination period for the subordinated units and are not entitled to receive any distributions until holders of the common units have received the minimum quarterly distribution plus any arrearages in the payment of the minimum quarterly distribution from prior quarters. Furthermore, the Class A Units (a) do not have the right to vote on any matter except as otherwise required by any non-waivable provision of law, (b) will not be convertible into common units or any other unit of the Partnership and (c) will not be allocated any items of income, gain, loss, deduction or credit attributable to the Partnership’s ownership of, or sale or other disposition of, the membership interests of PropCo, or the Partnership’s ownership of any indebtedness of PropCo or any of its subsidiaries. Distributions made to holders of Class A Units will be disregarded for purposes of determining distributions on the Partnership’s incentive distribution rights. In addition, the Partnership issued 79,308 common units and 10,939,436 subordinated units to the Contributors (together with the Class B Units, the “Unit Consideration”) to restore the economic benefit of the common units and subordinated units held by wholly owned subsidiaries of the Company that were exchanged or converted, as applicable, into Class A Units. The Unit Consideration was issued and sold to the Contributors in private transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The General Partner holds a non-economic general partner interest in the Partnership. After giving effect to the Transaction, ETP currently (i) indirectly owns common units and subordinated units representing an approximately 50.7% limited partner interest in the Partnership, (ii) indirectly owns the non-economic general partner interest in the Partnership through ETP’s ownership of the General Partner and (iii) directly owns 100% of the outstanding incentive distribution rights in the Partnership. HHI and ETP Holdco are indirect wholly owned subsidiaries of ETP. A special committee (the “Special Committee”) of the Board of Directors of the General Partner (the “Board”) evaluated the Transaction on behalf of the Partnership and retained independent legal and financial advisors to assist it in evaluating the Transaction. In recommending the Transaction to the Board, the Special Committee based its decision in part on an opinion from its independent financial advisor that the consideration to be paid by the Partnership in the Transaction is fair, from a financial point of view, to the Partnership and the unitholders of the Partnership who are unaffiliated with the General Partner and ETP.

The foregoing description of the Contribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on July 15, 2015 and is incorporated by reference into this Item 2.01.

Item 3.02 Unregistered Sales of Equity Securities.

On July 31, 2015, the Partnership completed the Transaction pursuant to which (i) it issued the Unit Consideration to the Contributors as partial consideration for the Transaction as described above, (ii) the Company caused its wholly owned subsidiary to exchange the 79,308 common units for 79,308 Class A Units and (iii) the 10,939,436 subordinated units held by wholly owned subsidiaries of the Company were converted into 10,939,436 Class A Units. The Unit Consideration and the Class A Units were issued in private transactions exempt from registration under Section 4(a)(2) of the Securities Act. The information relating to the Contribution Agreement set forth under the heading “Acquisition of Shares of Capital Stock of Susser Holdings Corporation” under Item 2.01 is incorporated by reference into this Item 3.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 31, 2015, the General Partner entered into Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of the Partnership, as amended (the “Amendment”), effective as of July 31, 2015, governing the operation of the Partnership. Pursuant to the Amendment, the General Partner authorized the issuance of the Class A Units and the Class B Units having the rights and obligations set forth under the heading “Acquisition of Shares of Capital Stock of Susser Holdings Corporation” under Item 2.01.

The above description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed hereto as Exhibit 3.1 and is incorporated by reference into this Item 5.03. The information relating to the Class A Units and the Class B Units set forth under the heading “Acquisition of Shares of Capital Stock of Susser Holdings Corporation” under Item 2.01 is incorporated by reference into this Item 5.03.

Item 7.01. Regulation FD Disclosure.

On July 31, 2015, the Partnership issued a press release announcing the completion of the Transaction. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements of the Company were filed as Exhibit 99.4 and Exhibit 99.5 to the Partnership’s Current Report on Form 8-K filed on July 15, 2015 and are incorporated by reference into this Item 9.01(a):

•	Audited Consolidated Financial Statements as of December 31, 2014 and December 29, 2013 and for the periods from September 1, 2014 through December 31, 2014 and December 30, 2013 through August 31, 2014, and the years ended December 29, 2013 and December 30, 2012 of Susser Holdings Corporation; and

•	Unaudited Consolidated Financial Statements as of March 31, 2015 and for the three month periods ended March 31, 2015 and 2014 of Susser Holdings Corporation.

(b) Pro Forma Financial Information.

The following pro forma financial statements of the Partnership reflecting (i) the consummation of the Partnership’s acquisitions of Mid-Atlantic Convenience Stores, LLC on October 1, 2014 and Aloha Petroleum, Ltd. on December 16, 2014 and the related financing, (ii) the consummation of the Partnership’s acquisition of a 31.58% interest in Sunoco, LLC on April 1, 2015 and the related financing and (iii) the consummation of the Transaction and the related financing, were prepared in accordance with

Article 11 of Regulation S-X, were filed as Exhibit 99.5 to the Partnership’s Current Report on Form 8-K filed on July 17, 2015 and are incorporated by reference into this Item 9.01(b):

•	Unaudited pro forma condensed combined balance sheet as of March 31, 2015;

•	Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2015 and the year ended December 31, 2014; and

•	Notes to unaudited pro forma combined financial statements.

(d) Exhibits.

Exhibit Number	Description

3.1	Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of Sunoco LP.

99.1	Press Release dated July 31, 2015.

99.2	Audited Consolidated Financial Statements as of December 31, 2014 and December 29, 2013 and for the periods from September 1, 2014 through December 31, 2014 and December 30, 2013 through August 31, 2014, and the years ended December 29, 2013 and December 30, 2012 of Susser Holdings Corporation (incorporated by reference to Exhibit 99.4 of the Current Report on Form 8-K filed by the Partnership on July 15, 2015).

99.3	Unaudited Consolidated Financial Statements as of March 31, 2015 and for the three month periods ended March 31, 2015 and 2014 of Susser Holdings Corporation (incorporated by reference to Exhibit 99.5 of the Current Report on Form 8-K filed by the Partnership on July 15, 2015).

99.4	Unaudited Pro Forma Combined Financial Statements of Sunoco LP (incorporated by reference to Exhibit 99.5 of the Current Report on Form 8-K filed by the Partnership on July 17, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP

	By:	SUNOCO GP LLC, its General Partner

Date: August 6, 2015	By:	/s/ Clare McGrory
	Name:	Clare McGrory
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

SUNOCO LP

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of Sunoco LP.

99.1	Press Release dated July 31, 2015.

99.2	Audited Consolidated Financial Statements as of December 31, 2014 and December 29, 2013 and for the periods from September 1, 2014 through December 31, 2014 and December 30, 2013 through August 31, 2014, and the years ended December 29, 2013 and December 30, 2012 of Susser Holdings Corporation (incorporated by reference to Exhibit 99.4 of the Current Report on Form 8-K filed by the Partnership on July 15, 2015).

99.3	Unaudited Consolidated Financial Statements as of March 31, 2015 and for the three month periods ended March 31, 2015 and 2014 of Susser Holdings Corporation (incorporated by reference to Exhibit 99.5 of the Current Report on Form 8-K filed by the Partnership on July 15, 2015).

99.4	Unaudited Pro Forma Combined Financial Statements of Sunoco LP (incorporated by reference to Exhibit 99.5 of the Current Report on Form 8-K filed by the Partnership on July 17, 2015).